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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - July 18, 1995



                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)





               Pennsylvania               1-7410               25-1233834
     (State or other jurisdiction       (Commission         (I.R.S. Employer
            of incorporation)           File Number)       Identification No.)




                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania              15258
                    (Address of principal executive offices)   (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated July 18, 1995, regarding second quarter results of operations.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MELLON BANK CORPORATION



Date:  July 19, 1995                         By:  STEVEN G. ELLIOTT
                                                  Steven G. Elliott
                                                  Vice Chairman, Chief Financial
                                                  Officer and Treasurer

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                                 EXHIBIT INDEX



Number     Description                           Method of Filing

99.1       Press Release dated July 18, 1995     Filed herewith